UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 11, 2020

DOLLAR TREE, INC.
(Exact name of registrant as specified in its charter)

Virginia	0-25464	26-2018846
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Volvo Parkway
Chesapeake,	Virginia	23320
(Address of principal executive offices)		(Zip Code)

(757) 321-5000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	DLTR	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As previously reported by Dollar Tree, Inc. (the “Company”) in a Current Report on Form 8-K filed with the Securities and Exchange Commission on April 15, 2020, the Board of Directors of the Company on April 13, 2020 approved an amendment to the Company’s By-Laws (the “Amended By-Laws”) to reduce the size of the Board from thirteen directors to twelve directors, effective immediately prior to the convening of the 2020 Annual Meeting of Shareholders. The reduction in the size of the Board was approved in connection with the retirement of Conrad M. Hall from service on the Board at the Annual Meeting.

The Amended By-Laws became effective on June 11, 2020.  A copy of the Amended By-Laws is attached to this report as Exhibit 3.1 and is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Shareholders of the Company was held on June 11, 2020. The following items were voted on by shareholders and listed below are the final voting results:

1.	The shareholders elected the following individuals to the Company’s Board of Directors, each to serve as a director for a one-year term:

Director Nominee	Votes For	Votes Against	Abstain	Broker Non-Votes
Arnold S. Barron	186,395,090	16,517,775	67,361	10,255,184
Gregory M. Bridgeford	192,433,831	10,479,510	66,885	10,255,184
Thomas W. Dickson	194,661,480	8,251,578	67,168	10,255,184
Lemuel E. Lewis	183,721,189	19,194,101	64,936	10,255,184
Jeffrey G. Naylor	191,938,723	10,975,534	65,969	10,255,184
Gary M. Philbin	187,076,306	15,842,425	61,495	10,255,184
Bob Sasser	180,597,493	22,320,785	61,948	10,255,184
Thomas A. Saunders III	182,568,087	20,345,280	66,859	10,255,184
Stephanie P. Stahl	189,633,821	13,285,120	61,285	10,255,184
Carrie A. Wheeler	194,686,948	8,233,038	60,240	10,255,184
Thomas E. Whiddon	177,545,995	25,366,195	68,036	10,255,184
Carl P. Zeithaml	186,365,677	16,546,100	68,449	10,255,184

2.
The shareholders approved, on an advisory basis, the compensation of the named executive officers disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the compensation tables and related narrative discussion set forth in the Proxy Statement filed by the Company on April 24, 2020.

Votes For	Votes Against	Abstain	Broker Non-Votes
186,828,394	15,907,256	244,576	10,255,184

3.	The shareholders ratified the appointment, by the Audit Committee, of KPMG LLP as the Company’s independent registered public accounting firm for fiscal year 2020.

Votes For	Votes Against	Abstain
206,536,897	6,617,407	81,106

4.	The shareholders approved the shareholder proposal on greenhouse gas emissions goals.

Votes For	Votes Against	Abstain	Broker Non-Votes
143,482,246	51,676,583	7,821,397	10,255,184

Item 9.01. Financial Statements and Exhibits.

(d)    Exhibits.

3.1     By-Laws of Dollar Tree, Inc., as amended effective June 11, 2020.

104     The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOLLAR TREE, INC.

Date: June 12, 2020	By:	/s/ Kevin S. Wampler
Kevin S. Wampler
Chief Financial Officer